October 12, 2012

CONVERGENCE CORE PLUS FUND
A series of Trust for Professional Managers

Supplement to the
Prospectus dated March 29, 2012

Effective October 12, 2012, the Board of Trustees of Trust for Professional Managers (the “Trust”), based upon the recommendation of Convergence Investment Partners, LLC (the “Adviser”), the adviser for the Convergence Core Plus Fund (the “Fund”), a series of the Trust, has approved non-material changes to the Fund’s principal investment strategy.  The change increases the Fund’s target range for investment exposure to long and short positions.  Under normal market conditions the Fund’s long positions may range from 120% to 150% and its short positions may range from 20% to 50%.

The second paragraph under the sub-heading entitled “Principal Investment Strategies” on page 2 of the “Summary Section” of the Prospectus is hereby revised as follows:

“The Fund intends to maintain a net long exposure (the market value of long positions minus the market value of short positions) of approximately 100%.  Under normal market conditions, the Fund’s long positions may range from 120% to 150% and its short positions may range from 20% to 50%.”

The second paragraph under the sub-heading entitled “Principal Investment Strategies” on page 5 of the Prospectus is hereby revised to read as follows:

“The Fund intends to maintain a net long exposure (the market value of long positions minus the market value of short positions) of approximately 100%.  Under normal market conditions, the Fund’s long positions may range from 120% to 150% and its short positions may range from 20% to 50%.  With a long position, the Fund purchases a security outright, while with a short position, the Fund sells a security that it has borrowed.  When the Fund sells a security short, it borrows the security from a third party and sells it at the then-current market price.  The Fund is then obligated to buy the security on a later date so that it can return the security to the lender.  Short positions may be used either to hedge long positions or may be used speculatively to seek positive returns in instances where the Adviser believes a security’s price will decline.  The Fund will either realize a profit or incur a loss from a short position, depending on whether the value of the underlying stock decreases or increases, respectively, between the time it is sold and when the Fund replaces the borrowed security.  The Fund may reinvest the proceeds of its short sales by taking additional long positions, thus allowing the Fund to maintain long positions in excess of 100% of its net assets.”

Please retain this Supplement for future reference.